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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     October 6, 2000
                                                ---------------------------

                           Juno Online Services, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-26009                 13-3914547
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)            Identification No.)

                     1540 Broadway, New York, New York           10036
--------------------------------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code         (212) 597-9000
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         ITEM 5.  OTHER EVENTS.

     On October 13, 2000, Juno Online Services, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99, and is incorporated herein by reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.  The following document is filed as an exhibit to this Report:

                  99         Press Release, dated October 13, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Juno Online Services, Inc.
                                                   --------------------------
                                                           (Registrant)

      October 13, 2000                                 /s/ CHARLES ARDAI
--------------------------------                   -----------------------------
           Date                                    Charles Ardai, President and
                                                   Chief Executive Officer